Exhibit 10.1

EXECUTION VERSION

$495,000,000 Prepetition Credit Facility
$80,000,000 Senior Secured Superpriority Debtor-In-Possession Credit Facility
$80,000,000 Senior Secured Superpriority Roll-Up Credit Facility

AMENDMENT NO.  2

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(as Amended by Amendment No. 1)

Dated as of May 12, 2009

Among

HLI Operating Company, Inc.

and
Hayes Lemmerz Finance LLC - Luxembourg S.C.A.
and

Hayes Lemmerz International, Inc.
and

The Lenders Party Hereto

and
DEUTSCHE BANK AG NEW YORK BRANCH
as DIP Administrative Agent

and

Deutsche Bank Securities Inc. and General Electric Capital Corporation
as Joint Book-Running Lead Managers, Joint Lead Arrangers and Joint
Syndication Agents for the DIP Facilities
and
Deutsche Bank Securities Inc. as Documentation Agent for the DIP Facilities

Amendment No. 2 to Credit Agreement

Amendment No. 2, dated as of May 12, 2009, among HLI Operating Company, Inc., a Delaware corporation, Hayes Lemmerz Finance LLC - Luxembourg S.C.A., a société en commandite par actions organized under the laws of the Grand Duchy of Luxembourg, Hayes Lemmerz International, Inc., a Delaware corporation, each Lender (as defined in the Existing Credit Agreement referred to below) party thereto, each DIP Lender (as defined in the Amended Credit Agreement referred to below), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the DIP Lenders (“DIP Administrative Agent”) and Deutsche Bank Securities Inc. and General Electric Capital Corporation, as Joint Book-Running Lead Managers, Joint Lead Arrangers and Joint Syndication Agents with respect to the DIP Facility referred to therein and Deutsche Bank Securities Inc., as Documentation Agent with respect to the DIP Facilities referred to therein. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (defined below).

W i t n e s s e t h:

WHEREAS, the Borrowers and Holdings are party to that Second Amended and Restated Credit Agreement, dated as of May 30, 2007 (as heretofore amended, modified and supplemented, the “Existing Credit Agreement”), among the Borrowers, Holdings, the Lenders (the “Prepetition Lenders”) and Issuers (in each case as defined therein) party thereto, Citicorp North America, Inc. (“CNAI”), as administrative agent for the Lenders and the Issuers (“Prepetition Administrative Agent”), Deutsche Bank Securities Inc., as Syndication Agent, CNAI, as Documentation Agent, and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Joint Book-Running Lead Managers and Joint Lead Arrangers, as amended by Amendment No. 1, dated as of January 30, 2009, among the Borrowers, Holdings and the Prepetition Administrative Agent on behalf of each Lender executing a Lender Consent (as defined therein); and

WHEREAS, (a) the Borrowers and Holdings wish to amend the Existing Credit Agreement, subject to the terms and conditions set forth herein, as set forth herein (the Existing Credit Agreement as so amended, herein being referred to as the “Amended Credit Agreement”) and (b) the Amended Credit Agreement shall not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any of such obligations and liabilities (except as specifically set forth therein); and

WHEREAS, on May 11, 2009 (the “Petition Date”), Holdings, the Borrowers and each other Domestic Subsidiary (together, the “Debtors”), each filed a voluntary petition for relief (collectively, the “Cases”) under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”); and

WHEREAS, the Debtors are continuing to operate their respective businesses and manage their respective properties as debtors in possession under sections 1107(a) and 1108 of the Bankruptcy Code; and

WHEREAS, the Existing Credit Agreement made available to the Borrowers (a) a revolving credit facility in Euros and Dollars, in the aggregate principal amount of up to the Dollar Equivalent of $125,000,000, (b) a term loan facility made available to the Luxembourg Borrower in Euros, in an aggregate principal amount of up to €260,000,000 and (c) a synthetic letter of credit facility made available to the Borrowers in an amount of up to €15,000,000; and

WHEREAS, as of the date hereof, (i) amounts have been made available to the Borrowers under the Existing Credit Agreement and €254,800,000 of  Term Loans and $125,000,000 of Revolving Loans are outstanding, (ii) the entire aggregate amount of the Synthetic L/C Commitments have been funded in full, and (iii) an Event of Default has occurred and is continuing under Section 9.1(f) of the Existing Credit Agreement and, as a result, all Prepetition Loans have automatically become due and payable pursuant to Section 9.2 (Remedies) of the Existing Credit Agreement; and

WHEREAS, the Borrowers desire, among other things, to amend the Existing Credit Agreement to establish (a) a senior secured debtor-in-possession new money term loan facility in an aggregate principal amount of up to $80,000,000 and (b) a senior secured debtor-in-possession roll-up loan facility in an aggregate principal amount of up to $80,000,000, subject to a superpriority claim and lien of the DIP Administrative Agent for the benefit of itself and the DIP Lenders against the Borrowers and the other Debtors.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

SECTION 1.          AMENDMENTS TO THE CREDIT AGREEMENT

The Existing Credit Agreement is hereby amended, and the amended provisions are hereby restated, as set forth in Exhibit A; provided that the amended provisions may be amended, modified, supplemented or waived from time to time as required by the Interim Order or the Final Order (as defined in the amended provisions) or otherwise exclusively in accordance with Section 11.1.A of the amended provisions.

SECTION 2.          CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT NO. 2

This Amendment No. 2 shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”) or duly waived by the DIP Administrative Agent:

(a)           Certain Documents. The DIP Administrative Agent shall have received each of the following, each dated the Amendment No. 2 Effective Date (unless otherwise agreed by the DIP Administrative Agent), in form and substance satisfactory to the DIP Administrative Agent:

(i)             this Amendment No. 2, executed (on the signature pages hereto or, in the case of the Prepetition Lenders, pursuant to a Lender Consent in the form of Exhibit C (a “Lender Consent”)) by the Borrowers, Holdings, Lenders (as defined in the Existing Credit Agreement) constituting Requisite Lenders (as defined in the Existing Credit Agreement), each DIP Lender (as defined in the Amended Credit Agreement), each Roll-Up Lender (as defined in the Amended Credit Agreement), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the DIP Lenders, Deutsche Bank Securities Inc. and General Electric Capital Corporation, as Joint Book-Running Lead Managers, Joint Lead Arrangers and Joint Syndication Agents with respect to the DIP Facility referred to in the Amended Credit Agreement) and Deutsche Bank Securities Inc., as Documentation Agent with respect to the DIP Facility referred to in the Amended Credit Agreement;

(ii)             the Joinder and Consent and Agreement, in the form attached hereto as Exhibit B (each, a “Subsidiary Consent”), executed by each of the Domestic Subsidiary Guarantors; and

(iii)             all  conditions set forth in Section 3.4 and 3.7 of the Amended Credit Agreement have been satisfied to the satisfaction of the Requisite DIP Lenders in their sole discretion.

SECTION 3.          SUBSEQUENT DEBTORS

On each Subsequent Petition Date (as defined in the Amended Credit Agreement), the Borrowers and Holdings shall cause each applicable Subsequent Debtor (as defined in the Amended Credit Agreement) to execute and deliver to the DIP Administrative Agent a Subsidiary Consent.

SECTION 4.          REPRESENTATIONS AND WARRANTIES

Upon entry of the Interim Order (as defined in the Amended Credit Agreement), on and as of the date hereof and as of the Amendment No. 2 Effective Date, the Borrowers and Holdings hereby represent and warrant to the DIP Administrative Agent and each Lender as follows:

(a)           this Amendment No. 2 has been duly authorized, executed and delivered by the Borrowers and Holdings and consented to by each Guarantor and constitutes a legal, valid and binding obligation of the Borrowers, Holdings and each Guarantor, enforceable against the Borrowers, Holdings and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment No. 2 and constitutes the legal, valid and binding obligation of the Borrowers and each Guarantor, enforceable against the Borrowers and each Guarantor in accordance with its terms;

(b)           each of the representations and warranties contained in Article IV.A (Representations and Warranties) of the Amended Credit Agreement, each other DIP Loan Document (as defined in the Amended Credit Agreement) or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 2 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement and after giving effect to the consents and waivers set forth herein; and

(c)           no Default or Event of Default contained in Section 9.1A of the Amended Credit Agreement has occurred and is continuing (except for those that are duly waived).

SECTION 5.          REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

(a)           As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents (as defined in the Existing Credit Agreement), including, without limitation, by means of words like “thereunder”, “thereof” and words of like import, shall mean and be a reference to the Amended Credit Agreement and this Amendment No. 2 and the Existing Credit Agreement  and this Amendment No. 2 shall be read together and construed as a single instrument (and such single instrument has been compiled in the form of the version of the Amended Credit Agreement attached hereto).  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment No. 2 as of the Amendment No. 2 Effective Date.

(b)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Existing Credit Agreement and all other Loan Documents (as defined in the Existing Credit Agreement) are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger, the Prepetition Administrative Agent or the DIP Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)           The Existing Credit Agreement as amended by this Amendment No. 2 is not in any way intended to constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any portion of such obligations and liabilities.

(e)           This Amendment No. 2 is a Loan Document (as defined in the Existing Credit Agreement) and a Prepetition Loan Document and a DIP Loan Document (as each is defined in the Amended Credit Agreement).

SECTION 6.          EXECUTION IN COUNTERPARTS

This Amendment No. 2 may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.  Prepetition Lenders may execute this Amendment No. 2 by execution of a Lender Consent.

SECTION 7.          GOVERNING LAW

This Amendment No. 2 shall be governed by and construed in accordance with the law of the State of New York except to the extent New York law is superseded by the Bankruptcy Code.

SECTION 8.          SECTION TITLES

The section titles contained in this Amendment No. 2 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

SECTION 9.          NOTICES

All communications and notices hereunder shall be given as provided in the Amended Credit Agreement or, as the case may be, the Guaranty.

SECTION 10.        SEVERABILITY

The fact that any term or provision of this Amendment No. 2 is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

SECTION 11.        SUCCESSORS

The terms of this Amendment No. 2 shall be binding upon, and shall inure to the benefit of, the parties hereto and to the other parties to the Existing Credit Agreement and their respective successors and assigns.

SECTION 12.        WAIVER OF JURY TRIAL

                      EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 2 OR THE AMENDED CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT (AS DEFINED IN THE EXISTING CREDIT AGREEMENT) OR ANY PREPETITION LOAN DOCUMENT OR DIP LOAN DOCUMENT(AS DEFINED IN THE AMENDED CREDIT AGREEMENT).

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

HLI Operating Company, Inc., as U.S. Borrower
By:	/s/ Mark A. Brebberman
Name: Mark A. Brebberman Title: Chief Financial Officer
Hayes Lemmerz Finance LLC – Luxembourg S.C.A., as Luxembourg Borrower By : Hayes Lemmerz Finance LLC, its Managing Partner
By:	/s/ Mark A. Brebberman
Name: Mark A. Brebberman Title: Chief Financial Officer
Hayes Lemmerz International, Inc., as Holdings
By:	/s/ Mark A. Brebberman
Name: Mark A. Brebberman Title: Chief Financial Officer

DEUTSCHE BANK AG NEW YORK BRANCH, as DIP Administrative Agent
By:	/s/ Erin Morrissey
Name: Erin Morrissey Title: Vice President
By:	/s/ Michael M. Meagher
Name: Michael M. Meagher Title: Vice President
DEUTSCHE BANK SECURITIES, INC., as DIP Co-Lead Arranger, Joint Book Runner and Joint Syndication Agent for Amendment No. 2
By:	/s/ David J. Crescenzi
Name: David J. Crescenzi Title: Managing Director

By:	/s/ Frank Fazio
Name: Frank Fazio Title: Managing Director

DEUTSCHE BANK SECURITIES, INC., as Documentation Agent
By:	/s/ David J. Crescenzi
Name: David J. Crescenzi Title: Managing Director

By:	/s/ Frank Fazio
Name: Frank Fazio Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as DIP Lender
By:	/s/ Erin Morrissey
Name: Erin Morrissey Title: Vice President
By:	/s/ Michael M. Meagher
Name: Michael M. Meagher Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Lead Arranger, Joint Book Runner and Joint Syndication Agent for Amendment No. 2
By:	/s/ Scott W. Renzulli
Name: Scott W. Renzulli Title: Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as DIP Lender
By:	/s/ Scott W. Renzulli
Name: Scott W. Renzulli Title: Duly Authorized Signatory